UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 7, 2016

PEBBLEBROOK HOTEL TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On July 7, 2016, Pebblebrook Hotel Trust (the “Company”) reconvened its 2016 Annual Meeting of Shareholders, which was initially convened and adjourned on June 14, 2016. The matters on which the shareholders voted on July 7, 2016, in person or by proxy, were:

(i)	to elect the trustees of the Company to serve until its 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(ii)	to ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2016;

(iii)	to approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers.

(iv)	to approve an amendment to the 2009 Equity Incentive Plan; and

(v)	a non-binding shareholder proposal from UNITE HERE (the “Union”) regarding shareholder amendment of the Company's bylaws.
All of the trustee nominees were elected, the ratification to select the independent registered public accountants was approved, the compensation of the Company’s named executive officers was approved, the amendment to the 2009 Equity Incentive Plan was approved and the non-binding shareholder proposal from the Union was not approved. The results of the voting were as set forth below.
Proposal 1 - election of trustees:

Trustee	Votes For	Votes Withheld	Broker Non-Votes
Jon E. Bortz	65,537,341	1,291,822	2,275,092
Cydney C. Donnell	66,018,369	810,794	2,275,092
Ron E. Jackson	66,752,959	76,204	2,275,092
Phillip M. Miller	66,325,337	503,826	2,275,092
Michael J. Schall	66,754,614	74,549	2,275,092
Earl E. Webb	66,325,137	504,026	2,275,092
Laura H. Wright	66,246,349	582,814	2,275,092

Proposal 2 - ratification of the appointment of independent registered public accountants:

Votes For	Votes Against	Abstentions
67,790,665	1,311,819	1,771

Proposal 3 - approval of compensation of named executive officers:

Votes For	Votes Against	Abstentions
64,077,545	2,688,362	63,256

Proposal 4 - approval of an amendment to the 2009 Equity Incentive Plan:

Votes For	Votes Against	Abstentions
64,475,575	2,291,472	62,116

Proposal 5 - a non-binding shareholder proposal from the Union regarding shareholder amendment of the Company's bylaws:

Votes For	Votes Against	Abstentions
20,076,245	46,728,401	24,517

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

July 11, 2016	By:	/s/ Raymond D. Martz
Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary